EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2025
Equipment Net
SCHEDULE OF EQUIPMENT

Equipment consisted of the following:

	As of March 31,
	2023	2024	2025
	HKD	HKD	HKD

Office equipment, at cost	$20,000	$20,000	$20,000
Leasehold improvement, at cost	-	141,800	141,800
Total	20,000	161,800	161,800
Less: accumulated depreciation	(20,000)	(25,908)	(96,809)

Equipment, net	$-	$135,892	$64,991